EXHIBIT 99.1

Superior Uniform Group Announces Third Quarter Operating Results

SEMINOLE, Fla., Oct. 23, 2008 (GLOBE NEWSWIRE) -- Superior Uniform Group, Inc. (Nasdaq:SGC), manufacturer of uniforms, career apparel and accessories, today announced that for the third quarter ended September 30, 2008, net sales were $30,613,175 compared with 2007 third quarter net sales of $30,391,919. Earnings from continuing operations were $984,766 or $.15 per share (diluted), compared with earnings from continuing operations of $1,352,277 or $.20 per share (diluted) in the 2007 third quarter. Net earnings were $976,145 or $.15 per common share (diluted), compared with net earnings of $1,217,372 or $.18 per common share (diluted) in the 2007 third quarter. Earnings from continuing operations and net earnings in the 2007 third quarter included approximately $185,000 or $.03 per common share (diluted) of earnings related to the Internal Revenue Service completing an audit of the Company's federal tax returns for 2004 and 2005 and the reversal of accruals for uncertain tax positions.

For the nine months ended September 30, 2008, net sales were up approximately 7.4% to $95,595,090, compared with net sales of $89,043,720 in the nine months ended September 30, 2007. Earnings from continuing operations for the nine months ended September 30, 2008 were up approximately 29.5% to $3,110,398 or $.47 per share (diluted), versus earnings from continuing operations of $2,401,160 or $.36 per share (diluted) in the first nine months of 2007. Net earnings for the nine months ended September 30, 2008 were up approximately 47.6% to $2,955,788 or $.45 per common share (diluted) versus net earnings of $2,002,010 or $.30 per common share (diluted) in the first nine months of 2007.

Michael Benstock, Chief Executive Officer, commented: "We are pleased to be able to report even a small increase in net sales in the current economic environment in which we are operating. We were able to report this increase as sales to new customers and additional penetration of certain existing customers offset overall soft demand from the rest of our customer base. Pre-tax earnings from continuing operations were down slightly from the prior year as our cost reduction strategies were offset by general increases in operating costs in most areas of our business. We will continue to focus our efforts on additional cost saving measures as we move forward. We recognize the difficult current economic environment in which we are operating. We believe that our current customer service levels, commitment to customer excellence, new, already implemented sales strategies, as well as our strong financial position, have us well positioned to take additional market share. Additionally, we continue to believe that the market has undervalued our common shares and we remain committed to our share repurchase program. We have repurchased in excess of 400,000 shares under this program in the current year."

ABOUT SUPERIOR

Superior Uniform Group, Inc., established in 1920, is one of America's foremost providers of fine uniforms and image apparel. Superior manages award-winning apparel programs for major corporations. They are leaders in innovative uniform program designs, global manufacturing, and state-of-the-art distribution.

Superior's financial strength and resources support a customer's diverse needs while embracing a "Customer 1st, Every Time!" philosophy and culture. Their commitment to service, technology, quality and value-added benefits separates them from the competition in each of their seven primary markets: Healthcare, Hospitality, Food Service, Retail Employee I.D., Government Service, Private Security, and Rental Service. For more information please call (800) 727-8643, or visit their Web site at: www.superioruniformgroup.com.

Statements contained in this press release which are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties, including without limitation those identified in the Company's SEC filings, which could cause actual results to differ from those projected.

Comparative figures are as follows:

            SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED SEPTEMBER 30,
                              (Unaudited)

                                             2008            2007
                                         ------------    ------------

 Net sales                               $ 30,613,175    $ 30,391,919
                                         ------------    ------------
 Costs and expenses:
   Cost of goods sold                      20,548,954      20,450,821
   Selling and administrative expenses      8,470,924       8,169,454
   Interest expense                            68,511          79,367
                                         ------------    ------------
                                           29,088,389      28,699,642
                                         ------------    ------------
 Earnings from continuing operations
  before taxes on income                    1,524,786       1,692,277
 Taxes on income                              540,000         340,000
                                         ------------    ------------
 Earnings from continuing operations          984,786       1,352,277
 Loss from discontinued operations             (8,641)       (134,905)
                                         ------------    ------------
 Net earnings                            $    976,145    $  1,217,372
                                         ============    ============
 Weighted average number of shares out-
    standing during the period  (Basic)     6,459,751       6,656,214
                              (Diluted)     6,472,142       6,676,054
 Per Share Data:
 Basic
   Earnings from continuing operations   $       0.15    $       0.20
   Loss from discontinued operations,
    net of tax benefits                          0.00           (0.02)
                                         ------------    ------------
   Net earnings                          $       0.15    $       0.18
                                         ============    ============
 Diluted
   Earnings from continuing operations   $       0.15    $       0.20
   Loss from discontinued operations,
    net of tax benefits                          0.00           (0.02)
                                         ------------    ------------
   Net earnings                          $       0.15    $       0.18
                                         ============    ============

 Cash dividends per common share         $     $0.135    $      0.135
                                         ============    ============

             SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    NINE MONTHS ENDED SEPTEMBER 30,
                              (Unaudited)

                                             2008            2007
                                         ------------    ------------

 Net sales                               $ 95,595,090    $ 89,043,720
                                         ------------    ------------
 Costs and expenses:
   Cost of goods sold                      63,964,391      59,761,409
   Selling and administrative expenses     26,380,440      25,695,311
   Interest expense                           249,861         255,840
                                         ------------    ------------
                                           90,594,692      85,712,560
                                         ------------    ------------
 Earnings from continuing operations
  before taxes on income                    5,000,398       3,331,160
 Taxes on income                            1,890,000         930,000
                                         ------------    ------------

 Earnings from continuing operations        3,110,398       2,401,160
 Loss from discontinued operations           (154,610)       (399,150)
                                         ------------    ------------
 Net earnings                            $  2,955,788    $  2,002,010
                                         ============    ============

 Weighted average number of shares out-
  standing during the period    (Basic)     6,580,554       6,642,178
                              (Diluted)     6,586,108       6,674,418
 Per Share Data:
 Basic
   Earnings from continuing operations   $       0.47    $       0.36
   Loss from discontinued operations,
    net of tax benefits                         (0.02)          (0.06)
                                         ------------    ------------
   Net earnings                          $       0.45    $       0.30
                                         ============    ============
 Diluted
   Earnings from continuing operations   $       0.47    $       0.36
   Loss from discontinued operations,
    net of tax benefits                         (0.02)          (0.06)
                                         ------------    ------------
   Net earnings                          $       0.45    $       0.30
                                         ============    ============

 Cash dividends per common share                0.405           0.405
                                         ============    ============

             SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                             SEPTEMBER 30,

                                ASSETS
                                ------
                             (Unaudited)

                                             2008            2007
                                         ------------    ------------

 CURRENT ASSETS:
   Cash and cash equivalents             $    219,099    $  3,245,182
   Accounts receivable and other current
    assets                                 22,172,895      23,584,223
   Inventories                             45,630,943      41,163,980
                                         ------------     ------------

          TOTAL CURRENT ASSETS             68,022,937      67,993,385

 PROPERTY, PLANT AND EQUIPMENT, NET        13,049,885      14,067,291
 GOODWILL                                   1,617,411       1,617,411
 OTHER INTANGIBLE ASSETS                      595,397         833,555
 OTHER ASSETS                               2,154,623       1,654,456
                                         ------------    ------------
                                         $ 85,440,253    $ 86,166,098
                                         ============    ============

                 LIABILITIES AND SHAREHOLDERS' EQUITY
                 ------------------------------------

 CURRENT LIABILITIES:
   Accounts payable                      $  5,411,924    $  6,838,140
   Other current liabilities                3,273,196       2,525,700
   Current portion of long-term debt        1,048,482       1,525,470
                                         ------------    ------------

          TOTAL CURRENT LIABILITIES         9,733,602      10,889,310

 LONG-TERM DEBT                             3,277,000       1,048,482
 LONG-TERM PENSION LIABILITY                  972,593       1,131,008
 OTHER LONG-TERM LIABILITIES                  635,000         565,000
 DEFERRED INCOME TAXES                        145,000         240,000
 SHAREHOLDERS' EQUITY                      70,677,058      72,292,298
                                         ------------    ------------

                                         $ 85,440,253    $ 86,166,098
                                         ============    ============

CONTACT:  Superior Uniform Group, Inc.
          Andrew D. Demott, Jr., CFO
          (727) 803-7135